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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


    THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT, dated as of
August 12, 1999, is by and among C.P. Clare Corporation, a Massachusetts corporation (the "Seller"), and Sumida Electric Co., Ltd., a Japanese corporation (the "Buyer").

    WHEREAS, the Seller and Buyer constitute all of the parties to that certain Stock Purchase Agreement dated as of July 2, 1999 by and among the Seller and Buyer (the "Stock Purchase Agreement"); and

    WHEREAS, the Seller and the Buyer desire to amend the Stock Purchase Agreement in certain respects, as set forth herein;

    NOW, THEREFORE, in consideration of the mutual benefits to be obtained by the consummation of the transactions contemplated by the Stock Purchase Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer agree as follows:

    1. All references to Sections and subsections shall mean Sections and subsections of the Stock Purchase Agreement.

    2. The last sentence of Section 8.1(a) shall be amended by inserting, at the end of such Section, the following:

       "and (iii) any Losses relating to any Value Added Tax imposed by Mexican tax authorities (together with any interest, fines, penalties or additional amounts attributable thereto) ("V.A. T.") caused by the transfer of property by the Seller to EMG and the Subsidiary as contemplated by Section 4.8 or associated with the formation of EMG and its capitalization prior to the Closing."

    3. The first sentence of Section 8.3(b) shall be amended by inserting, at the end of such sentence, the following:

       "and (z) any Losses relating to any V.A.T. caused by the transfer of property by the Seller to EMG and the Subsidiary as contemplated by
       Section 4.8 or associated with the formation of EMG and its capitalization prior to the Closing."

    4. The second sentence of Section 8.3(b) shall be amended by inserting, at the end of


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such sentence, the following:

       "and (iv) any Losses relating to any V.A.T. caused by the transfer of property by the Seller to EMG and the Subsidiary as contemplated by
       Section 4.8 or associated with the formation of EMG and its capitalization prior to the Closing."

    5. Except as expressly amended in this Amendment, the Stock Purchase Agreement is hereby reaffirmed by each of the Seller and the Buyer and remains in full force and effect.

                  (remainder of page intentionally left blank)


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    IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the parties has caused this Amendment to be executed under seal on its behalf, by its officers thereunto duly authorized, all as of the day and year first above written.

                            C.P. CLARE CORPORATION


                            By: /s/ Arthur R. Buckland
                                -----------------------------------------------
                            Name:      Arthur R. Buckland
                            Title:     President and Chief Executive Officer


                            SUMIDA ELECTRIC CO., LTD.


                            By: /s/ Shigeyuki Yawata
                                -----------------------------------------------
                            Name:      Shigeyuki Yawata
                            Title:     President and Chief Executive Officer